SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2003 (May 21, 2003)

Province Healthcare Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23639	62-1710772
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

105 Westwood Place
Suite 400
Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 370-1377
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-1.1 PURCHASE AGREEMENT 05/21/03
EX-4.1 FORM OF GLOBAL NOTE
EX-8.1 TAX OPINION OF WALLER LANSDEN
EX-12.1 - COMPUTATION OF RATIO OF EARNINGS
EX-23.1 CONSENT OF ERNST & YOUNG LLP
EX-23.2 CONSENT OF ERNST & YOUNG LLP
EX-99.1 COPY OF PRESS RELEASE 05/22/03
EX-99.2 PRESS RELEASE

Item 5. Other Events.

     On May 27, 2003, Province Healthcare Company completed its public offering of 7-1/2% Senior Subordinated Notes due 2013 (the “2013 Notes”).

     Province sold an aggregate of $200 million principal amount of the 2013 Notes, which will bear interest at 7-1/2% per year and were priced at 100% of par. Merrill Lynch & Co. and Wachovia Securities acted as joint book-running managers for the offering. Banc of America Securities, Citigroup Global Markets, SunTrust Robinson Humphrey and U.S. Bancorp Piper Jaffray also served as co-managers.

     The net proceeds of the offering will be used by Province to repay existing indebtedness under its bank senior credit facility, to fund future hospital acquisitions, for working capital and general corporate purposes, and to repurchase a portion of the company’s outstanding 4-1/2% Convertible Subordinated Notes due 2005 (the “2005 Notes”).

     Province also announced that, subject to market conditions, it may repurchase additional outstanding 2005 Notes from time to time at market prices in open market or in privately negotiated transactions. Province is not able to quantify at this time the aggregate principal amount of 2005 Notes that ultimately may be purchased. It anticipates that the purchases will be funded by available cash or by funds available under Province’s senior credit agreement, or a combination of both.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

Exhibit
Number	Description of Exhibits

1.1	Purchase Agreement, dated as of May 21, 2003, by and among Province and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., SunTrust Capital Markets, Inc. and U.S. Bancorp Piper Jaffray Inc.

4.1	Form of Global Note of 7-1/2% Senior Subordinated Notes due 2013

8.1	Tax opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

12.1	Statement regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ernst & Young LLP

23.2	Consent of Ernst & Young LLP

25.1	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of U.S. Bank Trust National Association, pertaining to Province’s 7-1/2% Senior Subordinated Notes due 2013 (a)

99.1	Copy of the press release, dated May 22, 2003, announcing the pricing of the Company’s Senior Subordinated Notes due 2013

99.2	Copy of the press release, dated May 28, 2003, announcing the closing of the Company’s Senior Subordinated Notes due 2013

(a)	Filed with the Securities and Exchange Commission on May 14, 2003 pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended, and thereby incorporated by reference into the Registrant’s Shelf Registration Statement on Form S-3, Commission File No. 333-86578.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVINCE HEALTHCARE COMPANY

By:	/s/ Brenda B. Rector Brenda B. Rector

Date: May 29, 2003

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibits

1.1	Purchase Agreement, dated as of May 21, 2003, by and among Province and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., SunTrust Capital Markets, Inc. and U.S. Bancorp Piper Jaffray Inc.

4.1	Form of Global Note of 7-1/2% Senior Subordinated Notes due 2013

8.1	Tax opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

12.1	Statement regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ernst & Young LLP

23.2	Consent of Ernst & Young LLP

25.1	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of U.S. Bank Trust National Association, pertaining to Province’s 7-1/2% Senior Subordinated Notes due 2013 (a)

99.1	Copy of the press release, dated May 22, 2003, announcing the pricing of the Company’s Senior Subordinated Notes due 2013

99.2	Copy of the press release, dated May 28, 2003, announcing the closing of the Company’s Senior Subordinated Notes due 2013

(a)	Filed with the Securities and Exchange Commission on May 14, 2003 pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended, and thereby incorporated by reference into the Registrant’s Shelf Registration Statement on Form S-3, Commission File No. 333-86578.